Exhibit 10.9

AMENDMENT NO. 1 TO SENIOR CREDIT AG REEMENT This AMENDMENT NO. I TO SENIOR CREDIT AGREEMENT is made as of July 1 , 2017, by and among Denim.LA, Inc., a Delaware corporation d/b/a DSTLD ("Borrower"), the stockholders of Borrower signatories below (the "Stockholders"), and bocm3-DSTLD-Senior Debt, LLC, a Utah limited liability company ("Lender"). Jn consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration , the receipt and sufficiency of which are ·hereby acknowledged , it is hereby agreed that: ARTICLE I. DEFINITIONS When used herein, the following terms shall have the following meanings specified: "Amendment" shall mean this Amendment No. I to Senior Cred it Agreement. "Credit Agreement" shall mean the Senior Credit Agreement dated as of March IO, 20 17, by and among Borrower, Lender and the Stockholders, as further amended, modified, supplemented , extended or restated from time to time. I .3 Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement. ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT Amendments. The Credit Agreement is hereby amended as follows: (a) its entirety : Section I .I . The following replace the existing definition in Section I .I in "Closing Date"means each of the Initial Closing Date, Second Closing Date, and the date or dates Lender makes any Remaining Loans. Section 2.l(b) Amendment. Section 2.l(b) is hereby deleted in its entirety and replaced with the following: Remaining Loan s. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Lender further may loan Borrower an amount such that the First Loan plus the Second Loan plus the additional loan total up to $4,000,000.00 (each, a "Remaining Loan", and together with the First Loan and the Second Loan, the "Loans") at any time after Borrower delivers to Lender a monthly financial statement showing that Borrower's

TTM Gross Sales totaled at least $5,000,000.00 and upon Borrower providing Lender with at least forty-five (45) days' prior written notice of Borrower's request for the Remaining Loans, and provided that (i) Lender has funding for the Remaining Loans which Lender has sought on a best- efforts basis and (ii) Borrower has received an additional $1,000,000 .00 from sales of Borrower equity after the Subsequent Initial Funding Date. Lender may make the Remaining Loans in one or more installments in multiples of $50,000.00 at any time or times until August 31, 2017 . Concurrent with the delivery by Lender of Remaining Loan proceeds to Borrower, Borrower shall execute and deliver to Lender a Note dated as of the date of such funding in the principal amount of such Remaining Loan. Section 2.4. Section 2.4 is hereby deleted in its entirety and replaced with the following : Fees. Borrower shall pay to bocm3, LLC a nonrefundable closing fee of 5% of the amount of the First Loan plus all accounting and legal fees arising out of the Loan and the preparation of this Agreement (the "First Closing Fee") to offset transaction costs of bocm3, LLC and its Affiliates; provided , however, that Lender's accounting and legal fees arising out of the Loan and the preparation of this Agreement prior to the Effective Date shall not exceed $40,000.00. The First Closing Fee shall be payable on the Initial Closing Date, and may be withheld from the proceeds of the First Loan. The First Closing Fee, once paid , shall be nonrefundable under all circumstances . Upon the funding of the Second Loan on the Second Closing Date and the funding of each Remaining Loan, if any, Borrower shall pay to bocm3, LLC a nonrefundable closing fee of 5% of the amount of the Second Loan and each Remaining Loan, if any (the "Subsequent Closing Fees") to offset transaction costs of bocm3, LLC and its Affiliates. The Subsequent Closing Fees shall be payable on the applicable Closing Date, and may be withheld from the proceeds of the applicable Loan. Section 2.6. Section 2.6 is hereby deleted in its entirety and replaced with the following: Warrants. Borrower has duly authorized the issuance to Lender of warrants to purchase Borrower 's common stock representing 1% of the Capital Stock of Borrower on a fully-diluted basis on the Closing Date of the Second Loan (the "First Warrant") for each $1 million of the principal amount of the Loans on the Closing Date of the Second Loan, which shall be pro rated based on the actual amount of the Loans, at an exercise price of $0.16 per share. The First Warrant shall be in the form attached hereto as Exhibit B and shall be issued even in the event the Initial Committed Amount is not loaned to Borrower in full. Upon making each Remaining 2

Loan, Borrower shall issue to Lender warrants to purchase Borrower's common stock such that Lender shall have warrants to purchase I % of the Capital Stock of Borrower on a fully-diluted basis on the Closing Date of each Remaining Loan, if any (the "Second Warrant") for each $1 million of the principal amount of each Remaining Loan on the Closing Date of such Remaining Loan, which shall be pro rated based on the actual amount of the Remaining Loan, at an exercise price of $0.16 per share. The Second Warrant shall be in the form attached hereto as Exhibit B. Miscellaneous Amendment s. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF BORROWER Borrower hereby represents and warrants to Lender that: Credit Agreement. All of the representations and warranties made by Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment. Authorization; Enforceability . The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement , as amended hereby, has been duly authorized by all necessary company action by Borrower. This Amendment is the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which Borrower is a party or by which it or any of its assets is bound. 3

ARTICLE IV. MISCELLANEOUS Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect. Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the Jaws of the State of Utah applicable to agreements made and wholly performed within such state. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof. Counteroarts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof. Severabilitv. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such juri sdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provision s of this Amendment in such juri sdiction or affecting the validity or enforceability of any provision in any other jurisdiction . Conditions. The effectiveness of this Amendment is subject to Lender having received from Borrower such documents and other materials as Lender shall request, in form and substance satisfactory to Lender and its counsel, including without limitation duly executed copies of this Amendment, and the payment of all fees and expenses pursuant to Section 5.9 of this Amendment. Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to Borrower by Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance. No Defenses. Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby. Expenses and Attorneys' Fees. Borrower shall pay (a) all fees and expenses (including attorney's fees) incurred by Lender in connection with the preparation , execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney's fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses 4

(including attorney's fees) incurred by Borrower in connection with the preparation , execution, and delivery of this Amendment on the date hereof, all subject to the restriction set forth in Section 2.4 of the Credit Agreement. Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following Lender's request, and at the expense of Borrower, such other documents or instruments as Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment. [Signature page follows ] 5

DocuSign Envelope ID: C099A547-0D1F-4476-B4F6-A5AA44088109 Mark Lynn Co-ceo